UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 3, 2009, Chevron Corporation (the “Corporation”) issued $1,500,000,000 in aggregate principal amount of 3.450% Notes Due 2012 (the “2012 Notes”), $2,000,000,000 in aggregate principal amount of 3.950% Notes Due 2014 (the “2014 Notes”) and $1,500,000,000 in aggregate principal amount of 4.950% Notes Due 2019 (the “2019 Notes” and, together with the 2012 Notes and the 2014 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of June 15, 1995, as supplemented by the First Supplemental Indenture dated as of October 13, 1999 and the Second Supplemental Indenture dated as of March 3, 2009 (the “Second Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On February 26, 2009, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2012 Notes will mature on March 3, 2012, the 2014 Notes will mature on March 3, 2014 and the 2019 Notes will mature on March 3, 2019. The Corporation will pay interest on the Notes semiannually on March 3 and September 3 of each year starting on September 3, 2009. The Corporation will have the right to redeem the Notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on March 2, 2009 (Registration No. 333-141138) (the “Final Prospectus Supplement”).

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated March 8, 2007 (Registration No. 333-141138), a Preliminary Prospectus Supplement dated February 26, 2009, a Free Writing Prospectus dated February 26, 2009 and the Final Prospectus Supplement in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Second Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, the form of 2012 Notes, the form of 2014 Notes and the form of 2019 Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

1.1	Underwriting Agreement, dated February 26, 2009, among the Corporation and Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as the representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of March 3, 2009, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of 3.450% Notes Due 2012, 3.950% Notes Due 2014 and 4.950% Notes Due 2019 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2009

CHEVRON CORPORATION

By	/s/ Christopher A. Butner
Assistant Secretary